                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 NOVEMBER 1997
                           PAYMENT December 15, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                       CUSIP#                393534AA0
                                       Trust Account #       33-31829-0
                                       Distribution Date:    December 15, 1997


SECURITIZED NET INTEREST MARGIN                           PER $1,000
CERTIFICATES                                               ORIGINAL
-------------------------------                           ---------

1.   Amount Available                    5,035,926.51

Interest

2.   Aggregate Interest                  1,305,542.30     2.56996516

3.   Amount Applied to:

     (a)  accrued but unpaid Interest

4.   Remaining:

     (a)  accrued but unpaid Interest    1,305,542.30

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                        3,730,384.21     7.34327600

7.   Remaining outstanding principal
     balance                           223,320,451.33   439.6071877
     Pool Factor                            .43960719

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date       338,223,922.72**

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 NOVEMBER 1997
                           PAYMENT December 15, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                         CUSIP#                393534AA0
                                         Trust Account #       33-31829-0
                                         Distribution Date:    December 15, 1997


SECURITIZED NET INTEREST MARGIN                           PER $1,000
CERTIFICATES                                               ORIGINAL
-------------------------------                           ---------

9.   Aggregate amount on deposit in
     reserve funds:
     (i)  attributable to the Residual
          Assets                        73,496,405.99
     (ii) attributable to this
          securitization                24,366,624.63

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                     7,956,153.40

11.  Weighted average CPR                       13.27%

12.  Weighted average CDR                        1.91%

13.  Annualized net loss percentage               .87%

14.  Delinquency    30-59 day                     .97%
                    60-89 day                    0.26%
                    90+ day                      0.44%
                    Total 30+                    1.67%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
NOVEMBER 1997
PAYMENT December 15, 1997


                                        Fee Assets
                  ----------------------------------------------------------
                    Guarantee      GNMA    Excess      Inside     Fee Asset
                       Fees      Excess Servicing       Refi        Total
                  -------------  ----------------   ----------  ------------
MaHCS 1987-A        10,866.82            5,413.41      838.47     17,118.70
MaHCS 1987-B        32,042.68           13,711.28    1,727.15     47,481.11
MLMI 1987B          21,212.04            3,636.52      774.97     25,623.53
MLMI 1987C          28,165.71            6,639.68      932.68     35,738.07
MLMI 1988E          32,404.71            6,429.90    3,672.83     42,507.44
MLMI 1988H                               6,610.04                  6,610.04
MLMI 1988Q                              10,099.58                 10,099.58
MLMI 1988X                               7,697.09                  7,697.09
MLMI 1989B                               4,606.78                  4,606.78
MLMI 1989D                               9,252.88                  9,252.88
MLMI 1989F           7,713.86           13,252.92   10,626.66     31,593.44
MLMI 1989H                                           4,463.55      4,463.55
MLMI 1990B                               7,557.28    4,578.91     12,136.19
MLMI 1990D                                           4,849.71      4,849.71
MLMI 1990G          85,954.92           13,398.48    8,782.84    108,136.24
MLMI 1990I
MLMI 1991B                               9,910.95                  9,910.95
MLMI 1991D                              14,131.56                 14,131.56
MLMI 1991G                              20,559.38                 20,559.38
MLMI 1991I                              21,783.53                 21,783.53
MLMI 1992B                              68,141.78                 68,141.78
MLMI 1992D                              37,748.16                 37,748.16
GTFC 1992-1                                         36,693.85     36,693.85
GTFC 1992-2         94,409.51           58,535.11   41,694.53    194,639.15
GTFC 1993-1        168,574.64           53,042.30   63,053.15    284,670.09
GTFC 1993-2        229,258.95          102,659.05   65,646.12    397,564.12
GTFC 1993-3        644,675.89          157,411.62  102,803.34    904,890.85
GTFC 1993-4                            181,504.38                181,504.38
                 ----------------------------------------------------------
Conventional     1,355,279.73          833,733.66  351,138.76  2,540,152.15

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 NOVEMBER 1997
                           PAYMENT December 15, 1997

   GNMA Servicing Fees    2,037,934.01     96,893.78   2,134,827.79
   FHA Payment             (531,118.21)                 (531,118.21)
   Servicing               (336,593.28)                 (336,593.28)
   Prepayment shortfalls    (72,628.41)                  (72,628.41)
   Liquidation Losses      (167,359.93)                 (167,359.93)
                          -----------------------------------------
   GNMA                     930,234.18     96,893.78   1,027,127.96


Total amount of Guarantee Fees, GNMA Excess Spread, Excess
Servicing Fees, and Inside Refinance Payments                  3,567,280.11

Payment on Finance 1 Note                                      3,567,280.11

Allocable to Interest (current)                                  570,962.24

Allocable to accrued but unpaid Interest                                .00

Accrued and unpaid Trustee Fees                                         .00

Allocable to Principal                                         2,996,317.87

Finance 1 Note Principal Balance                              96,301,463.33

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 NOVEMBER 1997
                           PAYMENT December 15, 1997

                                         Inside
                          Residual        Refi       Total
                       --------------  ----------  ----------
MaHCS 1987-A                 .00                       .00
MaHCS 1987-B                 .00                       .00
MLMI 1987B                   .00                       .00
MLMI 1987C                   .00                       .00
MLMI 1988E                   .00                       .00
MLMI 1988H                          1,688.12      1,688.12
MLMI 1988Q             25,243.72    4,670.50     29,914.22
MLMI 1988x             21,338.69    3,274.81     24,613.50
MLMI 1989B                          1,227.39      1,227.39
MLMI 1989D                            179.39        179.39
MLMI 1989F                   .00                       .00
MLMI 1989H                   .00                       .00
MLMI 1990B                   .00                       .00
MLMI 1990D                   .00                       .00
MLMI 1990G                   .00                       .00
MLMI 1990I            193,215.99   72,789.20    266,005.19
MLMI 1991B             44,722.82   26,521.75     71,244.57
MLMI 1991D             29,626.62   11,373.06     40,999.68
MLMI 1991G            104,839.69   94,532.94    199,372.63
MLMI 1991I             84,053.02   25,336.99    109,390.01
MLMI 1992B            207,643.23   97,836.27    305,479.50
MLMI 1992D             25,684.58   67,219.69     92,904.27
GTFC 1992-1                  .00                       .00
GTFC 1992-2                  .00                       .00
GTFC 1993-1                  .00                       .00
GTFC 1993-2                  .00                       .00
GTFC 1993-3                  .00                       .00
GTFC 1993-4           257,768.94   67,858.99    325,627.93
                      ------------------------------------
                      994,137.30  474,509.10  1,468,646.40

Total Residual and Inside
  Refinance Payments                          1,468,646.40
                                              ------------